    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 2001


                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)

         NORTH CAROLINA                          5812                            56-2169715
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)            Identification No.)

                                                                   RANDY S. CASSTEVENS
                                                            SENIOR VICE PRESIDENT OF FINANCE,
                                                                 SECRETARY AND TREASURER
               370 KNOLLWOOD STREET                                370 KNOLLWOOD STREET
       WINSTON-SALEM, NORTH CAROLINA 27103                 WINSTON-SALEM, NORTH CAROLINA 27103
                  (336) 725-2981                                      (336) 725-2981
       (Address, including zip code, and                 (Name, address, including zip code, and
                 telephone number,                                   telephone number,
  including area code, of registrant's principal        including area code, of agent for service)
                 executive offices)

                             ---------------------
                                   COPIES TO:

            GERALD S. TANENBAUM, ESQ.                            RICHARD C. TILGHMAN, JR., ESQ.
             CAHILL GORDON & REINDEL                            PIPER MARBURY RUDNICK & WOLFE LLP
                 80 PINE STREET                                         6225 SMITH AVENUE
            NEW YORK, NEW YORK 10005                             BALTIMORE, MARYLAND 21209-3600
                 (212) 701-3000                                          (410) 580-3000
              (212) 269-5420 (FAX)                                    (410) 580-3001 (FAX)

                             ---------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-53284

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________________

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________________

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, check the following box. [ ]


                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                   PROPOSED           PROPOSED
                                                  AMOUNT           MAXIMUM             MAXIMUM           AMOUNT OF
     TITLE OF EACH CLASS OF SECURITIES            TO BE         OFFERING PRICE        AGGREGATE         REGISTRATION
             TO BE REGISTERED                   REGISTERED       PER SHARE(1)     OFFERING PRICE(1)         FEE
----------------------------------------------------------------------------------------------------------------------
Common Stock, no par value per share.......  300,000 shares         $67.00           $20,100,000          $5,025
----------------------------------------------------------------------------------------------------------------------
Preferred Share Purchase Rights(2).........  300,000 rights          N/A                 N/A                N/A
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------


(1) Determined in accordance with Rule 457(a) under the Securities Act of 1933, as amended.
(2) A right to purchase a fraction of a share of the company's preferred stock is attached to each share of common stock.

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
                EXPLANATORY NOTE AND INCORPORATION BY REFERENCE


This registration statement is being filed with respect to the registration of additional shares of common stock, no par value per share, of Krispy Kreme Doughnuts, Inc., a North Carolina corporation, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-53284) are incorporated in this registration statement by reference.


The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

EXHIBIT
NUMBER                            EXHIBIT INDEX
-------                           -------------
  5.1      --  Opinion of Kilpatrick Stockton, LLP, as to the legality of the securities being registered
 23.1      --  Consent of Kilpatrick Stockton LLP (included in the opinion filed as Exhibit No. 5 to this Registration Statement)
 23.2      --  Consent of PricewaterhouseCoopers LLP
 24.1*     --  Powers of Attorney of certain officers and directors of the
               Company

---------------

* Filed as Exhibit 24 to the registrant's registration statement on Form S-1 (File No. 333-53284) filed with the Commission on January 5, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, Krispy Kreme has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, North Carolina, on January 29, 2001.


                                          KRISPY KREME DOUGHNUTS, INC.

                                          By: /s/ RANDY S. CASSTEVENS
                                            ------------------------------------
                                              Randy S. Casstevens
                                              Senior Vice President, Corporate
                                              Finance, Secretary and Treasurer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on January 29, 2001, by the following persons in the capacities indicated.


SIGNATURE                                      POSITION
---------                                      --------
*                                              Chairman of the Board of Directors, President
---------------------------------------------  and Chief Executive Officer (Principal
Scott A. Livengood                             Executive Officer)

*                                              Vice Chairman of the Board of Directors and
---------------------------------------------  Executive Vice President, Concept Development
John N. McAleer

*                                              Chief Financial Officer (Principal Financial
---------------------------------------------  Officer and Principal Accounting Officer)
John W. Tate

*                                              Director
---------------------------------------------
Frank E. Guthrie

*                                              Director
---------------------------------------------
Mary Davis Holt

*                                              Director
---------------------------------------------
William T. Lynch

*                                              Director
---------------------------------------------
Joseph A. McAleer, Jr.

*                                              Director
---------------------------------------------
Robert L. McCoy

*                                              Director
---------------------------------------------
James H. Morgan

*                                              Director
---------------------------------------------
Steven D. Smith

*                                              Director
---------------------------------------------
Robert L. Strickland

*                                              Director
---------------------------------------------
Togo D. West, Jr.

*By: /s/ RANDY S. CASSTEVENS
    -----------------------------------------
    Randy S. Casstevens
    as attorney-in-fact